UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 1, 2017

FLUIDIGM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34180	77-0513190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Shoreline Court, Suite 100

South San Francisco, California 94080

(Address of principal executive offices, including zip code)

(650) 266-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

On August 1, 2017, the Tax Benefit Preservation Plan (the “Tax Plan”), dated as of November 21, 2016, between Fluidigm Corporation (the “Company”) and Computershare Inc. as rights agent, expired and all of the preferred share purchase rights (the “Rights”) distributed to the holders of the Company’s common stock pursuant to the Tax Plan expired.

A copy of the press release dated August 2, 2017 announcing the expiration of the Tax Plan is attached hereto as Exhibit 99.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Approval of the 2017 Employee Stock Purchase Plan

At our annual meeting of stockholders held on August 1, 2017 (the “Annual Meeting”), our stockholders approved the 2017 Employee Stock Purchase Plan (the “Purchase Plan”). Our board of directors adopted the Purchase Plan at a meeting held on May 23, 2017, and the Purchase Plan became effective following stockholder approval at the Annual Meeting as disclosed in Item 5.07 below.

A description of the terms of the Purchase Plan can be found in “Proposal Number 4 — Approval of the 2017 Employee Stock Purchase Plan” in our definitive proxy statement as filed with the Securities and Exchange Commission (“SEC”) on June 29, 2017 (the “2017 Proxy”). The foregoing description and the description incorporated by reference from our 2017 Proxy are qualified in their entirety by reference to the Purchase Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Retirement of Directors Evan Jones and John Young

As disclosed in the 2017 Proxy, in connection with the Annual Meeting, Evan Jones and John Young retired from the board of directors. Evan Jones did not stand for re-election at the Annual Meeting, and John Young resigned effective as of the Annual Meeting.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 1, 2017, the Company filed a Certificate of Elimination (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware eliminating the Series A Participating Preferred Stock issuable upon exercise of the Rights and returning them to authorized but undesignated shares of the Company’s preferred stock.

The foregoing is a summary of the terms of the Certificate of Elimination. The summary does not purport to be complete and is qualified in its entirety by reference to the Certificate of Elimination, a copy of which is attached as Exhibit 3.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

We held our 2017 annual meeting of stockholders on August 1, 2017. Of the 29,414,727 shares of our common stock outstanding as the record date of June 6, 2017, 26,747,777 shares were represented at the Annual Meeting, either in person or by proxy, constituting approximately 90.93% of the outstanding shares of common stock. The matters voted on at the Annual Meeting and the voting results with respect to each such matter are set forth below:

1. Election of Class I Directors. The following nominees were elected to serve as Class I directors, to hold office until our 2020 annual meeting of stockholders or until their respective successor has been duly elected and qualified or their earlier resignation or removal:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Patrick S. Jones	20,477,828	2,631,036	3,638,913
Nicolas Barthelemy	22,526,121	582,743	3,638,913

We believe that the substantial withhold votes for director Patrick Jones relate to an initial withhold recommendation from proxy advisory firms based on a concern that we had not submitted our Tax Plan to stockholders at the Annual Meeting. The Tax Plan expired by its terms at the Annual Meeting, and our board of directors made an affirmative decision that the plan should terminate. Accordingly, the board did not submit the Tax Plan for stockholder approval. Following outreach to Institutional Shareholder Services (ISS) to explain the reason that the Tax Plan was not submitted to stockholders, ISS changed its decision with respect to Mr. Jones and recommended a vote in favor of his re-election to the board.

2. Advisory Vote on Approval of Executive Compensation. On an advisory basis, the compensation of our named executive officers for the year ended December 31, 2016, as disclosed in our 2017 Proxy, was approved by our stockholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,654,843	452,471	1,550	3,638,913

3. Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation. On an advisory basis, the stockholders indicated their preference that an advisory vote on executive compensation occur annually:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
21,960,099	1,610	1,144,905	2,250	3,638,913

Based on the approval of one year as the frequency of an advisory vote on the compensation of our named executive officers, our board of directors has determined that it will hold an advisory vote on the compensation of our named executive officers annually until the next required vote on the frequency of such an advisory vote.

4. Approval of the 2017 Employee Stock Purchase Plan. The 2017 Employee Stock Purchase Plan was approved by our stockholders based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,092,117	16,464	283	3,638,913

5. Approval of Amendments to the Company’s Equity Compensation Plans to Allow for a One-Time Stock Option Exchange Program. The amendments to the Company’s equity compensation plans (the “Amendments”) to allow for a one-time stock option exchange program were approved by our stockholders based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,435,699	8,668,040	5,125	3,638,913

A copy of the Amendments, as approved by the Company’s board and stockholders, are filed as Exhibit 10.2 hereto and incorporated herein by reference.

6. Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified based on the following results of voting:

Votes For	Votes Against	Abstentions
26,662,248	24,772	60,757

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Elimination.
10.1	Fluidigm Corporation 2017 Employee Stock Purchase Plan.
10.2	Amendments to the Fluidigm Corporation 2011 Equity Incentive Plan, 2009 Equity Incentive Plan, and 1999 Stock Option Plan and the DVS Sciences, Inc. 2010 Equity Incentive Plan.
99.1	Fluidigm Corporation Press Release dated August 2, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUIDIGM CORPORATION

Date: August 2, 2017	By:	/s/ Nicholas Khadder
Nicholas Khadder Senior Vice President, Legal Affairs, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Elimination.
10.1	Fluidigm Corporation 2017 Employee Stock Purchase Plan.
10.2	Amendments to the Fluidigm Corporation 2011 Equity Incentive Plan, 2009 Equity Incentive Plan, and 1999 Stock Option Plan and the DVS Sciences, Inc. 2010 Equity Incentive Plan.
99.1	Fluidigm Corporation Press Release dated August 2, 2017.